Investments - Summary of Investments - Asanko preference shares (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Fair value at beginning of the year	$ 94.5	$ 92.6
Redemption of preference shares	0.0	(5.0)
Net change in fair value (recognised in OCI)	34.2	(6.9)
Fair value at end of the year	$ 60.3	$ 94.5
Nominal discount rate	16.70%	9.00%